UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
AssetMark Financial Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ASSETMARK FINANCIAL HOLDINGS, INC.
1655 Grant Street, 10th Floor
Concord, California 94520
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 8, 2020
April 24, 2020
Dear AssetMark Stockholders:
On behalf of the Board of Directors, it is my pleasure to invite you to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of AssetMark Financial Holdings, Inc., a Delaware corporation (“AssetMark” or the “Company”). The meeting will be held virtually on Monday, June 8, 2020, at 1:00 p.m., Pacific Time. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/AMK2020. We believe a virtual meeting provides expanded access and convenience, improves communication, enables increased stockholder attendance and participation, allows our employee stockholders to attend the Annual Meeting, reduces the environmental impact of our Annual Meeting and provides cost savings.
Date:    Monday, June 8, 2020
Time:    1:00 p.m., Pacific Time
Virtual Meeting:    www.virtualshareholdermeeting.com/AMK2020
Items of Business: At the Annual Meeting, the stockholders will vote on the following matters:
1.
To elect to the Company’s two nominees, Mr. Rohit Bhagat and Mr. Bryan Lin, to the Board of Directors to serve as Class I directors, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified.

2.	To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
3.	To consider and take action upon any other business that may properly come before the Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.
Record Date: The record date for the Annual Meeting is April 13, 2020. Only stockholders of record as of the close of business on that date may vote at the meeting or any adjournment thereof.
Notice of Internet Availability of Proxy Materials: The Proxy Statement and Annual Report to stockholders are available at www.proxyvote.com.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and submit your proxy or voting instructions as promptly as possible to ensure your representation at the Annual Meeting. For instructions on how to vote your shares, please refer to the instructions on page 3 of the accompanying Proxy Statement. We encourage you to submit your proxy or voting instructions via the internet, which helps reduce the environmental impact of our Annual Meeting. Even if you have voted by proxy, you may still attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. You may do so automatically by voting at the Annual Meeting, or by delivering to us a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked.

If you have questions about the Annual Meeting, require assistance within submitting your proxy or voting your shares, or need additional copies of our proxy materials, please contact Investor Relations at investorrelations@assetmark.com. You may visit https://ir.assetmark.com to access various web-based reports, executive messages and timely information on our business.
By Order of the Board of Directors

Charles Goldman
President, Chief Executive Officer and Director
AssetMark Financial Holdings, Inc.

ASSETMARK FINANCIAL HOLDINGS, INC.
PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

i

ASSETMARK FINANCIAL HOLDINGS, INC.
1655 Grant Street, 10th Floor
Concord, California 94520
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 8, 2020
SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement. For more complete information, we encourage you to review the entire Proxy Statement and AssetMark’s 2019 Annual Report, including the Annual Report on Form 10-K for the year ended December 31, 2019.
The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about April 24, 2020. On or about April 24, 2020, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “AssetMark,” “we,” “us,” “our” and “Company” in this Proxy Statement refer to AssetMark Financial Holdings, Inc.
Annual Meeting of Stockholders:
Date: Monday, June 8, 2020
Time: 1:00 p.m. Pacific Time
Record Date: April 13, 2020
Webcast: The meeting can be accessed by visiting www.virtualshareholdermeeting.com/AMK2020, where you will be able to listen to the meeting live, submit questions and vote online. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.
Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials
Call the number on your proxy card or voting instruction form. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials
Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope
See the instructions in the section captioned “Webcast” above regarding attendance at our virtual Annual Meeting to vote online. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials

Meeting Agenda and Voting Recommendations:
Agenda Item	Board Recommendation	Page
Proposal 1: Election of the Company’s Class I director nominees specified in this Proxy Statement	FOR ALL NOMINEES	10
Proposal 2: Ratification of selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020	FOR	22
Proposal 1: Election of Directors
The Board of Directors is asking you to vote “FOR” the election of each of the Company’s director nominees listed below to serve as Class I directors.
Nominee	Age	Director Since	Director Class	Current Committee Membership
Rohit Bhagat	56	2017	I	Audit, Nominating and Corporate Governance
Bryan Lin	50	2019	I	Audit, Compensation
Each director nominee currently serves as a member of the Board of Directors as a Class I director.
The holders of our common stock are entitled to one vote per share. We expect that Huatai Securities Co., Ltd. (“HTSC”), our controlling stockholder through its indirect subsidiary Huatai International Investment Holdings Limited (“HIIHL”), holding approximately 70.3% of the outstanding shares of our common stock as of the Record Date for the Annual Meeting, and accordingly having the ability to elect all of the Company’s director nominees, will vote “FOR” each of the director nominees listed above.
Proposal 2: Independent Registered Public Accounting Firm
The Board of Directors is asking you to vote “FOR” the ratification of the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
All KPMG fees incurred in connection with professional services rendered to AssetMark during the fiscal year ended December 31, 2019 are summarized below under “Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm.”
The holders of our common stock are entitled to one vote per share. We expect that HTSC, through HIIHL, holding approximately 70.3% of the outstanding shares of our common stock as of the Record Date for the Annual Meeting, and accordingly having the ability to approve of the selection of KPMG as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020, will vote “FOR” Proposal 2.
Important Notice Regarding the Internet Availability of Proxy Materials for the
Annual Meeting to Be Held on Monday June 8, 2020:
The accompanying Proxy Statement, Form of Proxy and 2019 Annual Report, including the Annual Report on Form 10-K for the Year Ended December 31, 2019,
are available electronically
on our website at https://ir.assetmark.com
and at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
The following summary briefly answers some questions you may have regarding these proxy materials and the annual meeting. This summary may not address all questions that could be important to you as an AssetMark stockholder. Please refer to the more detailed information contained elsewhere and the documents referred to in this Proxy Statement.
Q:	Why am I receiving these proxy materials?
A:
You are receiving these proxy materials because the Board of Directors of AssetMark (the “Board of Directors”) is soliciting your proxy to vote at AssetMark’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), including any adjournments or postponements thereof, which will take place on Monday, June 8, 2020, at 1:00 p.m., Pacific Time. As an AssetMark stockholder as of the close of business on April 13, 2020, which is the Record Date fixed by the Board of Directors, you are entitled, and are urged, to vote your shares on the proposals described in this Proxy Statement, and are invited to attend the Annual Meeting, which will be held online. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy or voting instructions.

Q:	What information is contained in the proxy materials?
A:	The proxy materials include:
•	a notice of the 2020 Annual Meeting of Stockholders;
•	the Proxy Statement for the Annual Meeting; and
•
our 2019 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2019, including our audited consolidated financial statements for the year ended December 31, 2019.

If you received a full set of printed versions of these materials by mail, these materials also should have included a proxy card for your shares of common stock.
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of AssetMark’s most highly paid executive officers and its directors, and other required information.
Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of printed proxy materials?
A:
As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of such materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials (a “Notice”) by mail, you will not receive a printed or e-mail copy of the proxy materials unless you so request by following the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, and how to vote online at the Annual Meeting.

Q:	Why did some stockholders not receive a Notice in the mail?
A:
Some AssetMark stockholders, including stockholders who previously have requested to receive paper copies of the proxy materials, will receive paper copies of the proxy materials instead of a Notice. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically.

In addition, stockholders who previously elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website where the proxy materials are available and a link to the proxy voting website.

Q:	How do I elect to receive future proxy materials electronically?
A:
If you received a paper copy of the proxy materials or a Notice, you may elect to receive future AssetMark proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive your future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. Your election to receive proxy materials electronically will remain in effect until you terminate it.

Q:	How do I access the proxy materials or request a paper or electronic copy if I received a Notice?
A:
The Notice you received from AssetMark or your bank, brokerage firm or other nominee provides instructions regarding how to view AssetMark’s proxy materials for the Annual Meeting online. As explained in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16-digit control number contained in your Notice. The Proxy Statement and AssetMark’s 2019 Annual Report, including the Annual Report on Form 10-K for the year ended December 31, 2019, are also available electronically on our website at https://ir.assetmark.com, and the Annual Report on Form 10-K for the year ended December 31, 2019 (including exhibits thereto) is also available at the website maintained by the SEC at www.sec.gov.

A paper or e-mail copy of the proxy materials may be requested (free of charge) using one of the methods described in the Notice.
Q:	May I attend the Annual Meeting? What do I need to do to attend the Annual Meeting?
A:
The Annual Meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/AMK2020. To access the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on your voting instruction form. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

We encourage you to access the Annual Meeting before the start time of 1:00 p.m. Pacific Time on June 8, 2020. Please allow ample time for online check-in, which will begin at 12:45 p.m. Pacific Time on June 8, 2020.
Q:	Why is the Annual Meeting a virtual, online meeting?
A:
By conducting our Annual Meeting solely online via the internet, we reduce the cost and environmental impact associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	What constitutes a quorum for the Annual Meeting?
A:
To conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. The holders of shares of our common stock representing a majority of the total voting power of all of our outstanding securities generally entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, except as required by express provision of applicable law, the rules or regulations of The New York Stock Exchange (the “NYSE”), our Certificate of Incorporation (as amended and restated, our “Certificate of Incorporation) or our Bylaws (as amended and restated, our “Bylaws”).

Q:	Who is entitled to vote at the Annual Meeting?
A:
Holders of record of our common stock as of the close of business on April 13, 2020, which is the Record Date fixed by the Board of Directors, are entitled to vote their shares at the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting for at least ten days before the Annual Meeting during ordinary business hours at the AssetMark headquarters located at 1655 Grant Street, 10th Floor, Concord,

California 94520. In addition, the list will be available to any stockholder for examination online during the Annual Meeting. To access the list during the Annual Meeting, please visit www.virtualshareholdermeeting.com/AMK2020 and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice.
Q:	How many shares may be voted at the Annual Meeting?
A:
As of the Record Date for the Annual Meeting, 72,390,080 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon. Stockholders are not permitted to cumulate votes.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?
A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of AssetMark common stock depends on how you hold your shares:
•
Stockholder of Record: If you hold shares directly in your name on records maintained by AssetMark’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered the “stockholder of record” with respect to those shares, the proxy materials or Notice have been sent directly to you by AssetMark and you may submit a proxy and vote those shares in the manner described in this Proxy Statement.

•
Beneficial Owner: If your shares of common stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials or Notice are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares, using one of the methods described on the voting instruction form.

Q:	How may I vote my shares at the Annual Meeting?
A:
If you hold shares of AssetMark common stock as the stockholder of record, or if you have a valid proxy from the record holder to vote the shares in street name as a beneficial owner, you have the right to vote those shares at the virtual Annual Meeting. If you choose to do so, please follow the instructions at www.virtualshareholdermeeting.com/AMK2020 to vote or submit questions during the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

Even if you plan to attend the virtual Annual Meeting, you should submit a proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual Annual Meeting. If you submit a proxy or voting instructions for your shares and vote at the virtual Annual Meeting, your proxy or voting instructions will be disregarded and your vote at the virtual Annual Meeting will constitute your vote.
Q:	How may I vote my shares without attending the Annual Meeting?
A:	Even if you plan to attend the virtual Annual Meeting, you should submit a proxy or voting instructions before the meeting by the method or methods below:
•
For stockholders who received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16-digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

•
For stockholders who received the proxy materials by e-mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16-digit control number provided in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•
For stockholders who received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16-digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?
A:	If you are a stockholder of record and do not vote at the virtual Annual Meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m. Eastern Time on Sunday, June 7, 2020.
If you are a beneficial owner of shares of common stock held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.
Q:	May I revoke my proxy or voting instructions before my shares are voted at the Annual Meeting?
A:
Yes. Stockholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the Annual Meeting, subject to the voting deadlines described in the answer to the immediately preceding question. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Corporate Secretary of AssetMark requesting that your prior proxy be revoked, as described below.

•	Stockholders of Record: If you are a stockholder of record, you may revoke a proxy by:
•	signing another proxy card with a later date and delivering it to an officer of the Company before the Annual Meeting;
•	submitting a later proxy via the internet or by telephone before 11:59 p.m. Eastern Time on Sunday, June 7, 2020;
•
providing written notice of your revocation to AssetMark’s Corporate Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California, 94520, Attn: Corporate Secretary / Office of the General Counsel; or

•	voting online at the Annual Meeting.
Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy or vote you submit will be counted.
•	Beneficial Owners: If you are a beneficial owner of shares of common stock held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:
•	submitting new voting instructions on the manner stated on the voting instruction form; or
•	voting your shares online at the Annual Meeting.
Q:	What does it mean if I receive more than one proxy card or voting instruction form?
A:
If your shares of common stock are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	What proposals will be voted on at the Annual Meeting?
A:	Stockholders will vote on two proposals at the Annual Meeting:
•
Proposal 1 - To elect to the Board of Directors the Company’s two nominees, Mr. Rohit Bhagat and Mr. Bryan Lin, as Class I directors, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

•	Proposal 2 - To ratify the selection of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2020,

Q:	How does the Board of Directors recommend that I vote on these proposals?
A:	The Board of Directors unanimously recommends that you vote your shares:
•	Proposal 1 - “FOR” the election of the Board’s director nominees.
•	Proposal 2 - “FOR” the ratification of the selection of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?
A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.
•	Stockholders of Record: If you sign and submit a proxy to AssetMark but do not indicate any voting instructions, your shares will be voted as follows:
•	Proposal 1 - “FOR” the election of the Board’s director nominees.
•	Proposal 2 - “FOR” the ratification of the selection of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
If any other business properly comes before the stockholders for a vote at the Annual Meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of your proxyholder (one of the individuals named on your proxy card) using his or her best judgment.
•
Beneficial Owners: A bank, brokerage firm or other nominee that holds shares of common stock for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered “routine” in nature. The ratification of the selection of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2) is the only proposal to be acted on at the Annual Meeting that is considered “routine.” Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote the shares it holds for a beneficial owner on any proposals that are considered “non-routine,” including Proposal 1 (election of directors).

Consequently, if you hold your shares of AssetMark common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of selection of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” on the non-routine proposals (Proposal 1) and will not affect the outcome of the vote for such proposals (see below for a further discussion of broker non-votes). If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors), you must instruct your bank, brokerage firm or other nominee as to how to vote your shares.
Q:	What vote is required to approve each of the proposals?
A:	The voting requirements for approval of the proposals at the Annual Meeting, assuming a quorum is present or represented at the meeting, are as follows:
Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of directors	Plurality of votes cast with respect to shares present in person or by proxy and entitled to vote on the election of directors.	No
Proposal 2: Ratification of selection of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority of the votes cast with respect to shares present and entitled to vote on the proposal.	Yes

Q:	What effect do abstentions and broker non-votes have on the proposals?
A:	If your shares are counted as either broker non-votes or abstentions, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.
With respect to the outcome of each proposal:
•
Abstentions: Abstentions will have no effect on the outcome of the vote for Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm).

•
Broker non-votes: Broker non-votes will have no effect on the outcome of the vote for Proposal 1. A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the matter, (2) the proposal being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of AssetMark common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered “routine.” However, a nominee is not entitled to vote the shares it holds for a beneficial owner on any “non-routine” proposals, including Proposal 1. Therefore, if you do not provide specific voting instructions to your nominee, your shares will constitute broker non-votes with respect to Proposal 1.

Q:	How will the voting power of the common stock held by our controlling stockholder affect the approval of the proposals being voted on at the Annual Meeting?
A:
As of the Record Date for the Annual Meeting, HTSC, our controlling stockholder, held approximately 70.3% of the shares of our outstanding common stock. By reason of their majority ownership of our outstanding common stock, HTSC has the ability to elect all of the Company’s director nominees and to approve the selection of the appointment of KPMG as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2020. We expect that HTSC will vote in favor of Proposals 1 and 2.

Q:	What happens if additional matters are presented at the Annual Meeting?
A:
If you grant a proxy to AssetMark, AssetMark’s proxyholders (listed on your proxy card) will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Other than matters and proposals described in this Proxy Statement, as of the date of this Proxy Statement, AssetMark has not received valid notice of any other business to be acted upon at the Annual Meeting.

Q:	Who will count the votes?
A:	Broadridge Financial Solutions, Inc., or a representative or agent of Broadridge Financial Solutions, Inc., will tabulate and certify the votes as the inspector of election for the Annual Meeting.
Q:	Where can I find the voting results of the Annual Meeting?
A:
AssetMark will report the voting results by filing a Current Report on Form 8-K with the SEC within four business days after the date of the Annual Meeting. If the final voting results are not known when AssetMark files such report, it will amend the initial report to disclose the final voting results within four business days of those results become known.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:
AssetMark will bear all costs of proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of AssetMark or its subsidiaries, without additional compensation. AssetMark will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:
How may I propose matters for inclusion in AssetMark’s proxy materials for the 2021 Annual Meeting of Stockholders or for consideration at the 2021 Annual Meeting of Stockholders, and what are the deadlines?

A:
For information on how to propose matters for inclusion in AssetMark’s proxy materials for the 2021 Annual Meeting of Stockholders or for consideration at the 2021 Annual Meeting of Stockholders without inclusion in our proxy materials, and for the specification of applicable deadlines, see the section titled “Other Matters—Stockholder Proposals for Next Year’s Annual Meeting.”

Q:	What are the implications of AssetMark being an “emerging growth company”?
A:
We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). For so long as we remain an emerging growth company, we are permitted, and currently intend, to rely on certain provisions of the JOBS Act that contain exceptions to and exemptions from disclosure and other requirements that otherwise are applicable to companies that file periodic reports with the SEC. Among other provisions, the JOBS Act permits us to include reduced disclosure regarding executive compensation in this Proxy Statement and our other SEC filings and provides an exemption from the requirement to hold a non-binding, advisory vote on executive compensation and stockholder approval of any golden parachute arrangements not previously approved.

Q:	What is “householding” and how does it affect me?
A:
For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see the section titled “Other Matters—Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of AssetMark’s principal executive offices?
A:	The mailing address of our principal executive offices is 1655 Grant Street, 10th Floor, Concord, California, 94520.
Q:	Who can answer my other questions or help me if I need additional assistance?
A:
If you have questions about the Annual Meeting, require assistance in submitting your proxy or voting your shares or need additional copies of this Proxy Statement or the proxy card, please contact AssetMark Investor Relations by e-mail at investorrelations@assetmark.com.

If your bank, brokerage firm or other nominee holds your shares of common stock, you should also contact your nominee for additional information.

PROPOSAL 1

ELECTION OF DIRECTORS
We are asking our stockholders to elect two Class I directors, Rohit Bhagat and Bryan Lin, at this Annual Meeting. Each nominee is currently serving as a Class I director. The directors to be elected at this Annual Meeting will serve a three-year term until the 2023 Annual Meeting of Stockholders and their successors have been elected and qualified. Directors are elected by a plurality of the votes cast by the holders of our common stock present in person or by proxy and entitled to vote on the election of directors, with each holder entitled to one vote per share. The two nominees receiving the highest number of affirmative votes will be elected.
BOARD COMPOSITION
The number of directors is determined by the Board of Directors from time to time. Our Board of Directors is currently composed of the following seven members, and is divided into the following three classes that serve staggered three-year terms:
•	Class I directors Rohit Bhagat and Bryan Lin, whose terms expire at this 2020 Annual Meeting of Stockholders;
•	Class II directors Patricia Guinn and Ying Sun, whose terms will expire at the 2021 Annual Meeting of Stockholders; and
•	Class III directors Charles Goldman, Xiaoning Jiao and Yi Zhou, whose terms will expire at the 2022 Annual Meeting of Stockholders.
Directors of each class hold office until the annual meeting for the year in which their term expires (as indicated above) and until their successors are elected and qualified, subject to their prior death, resignation, retirement, disqualification or removal from office. The number of directors in each class may be changed only by resolution of a majority of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so as to ensure that the classes are as nearly equal in number as the then-authorized number of directors permits. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
DIRECTOR NOMINEES
Each of the director nominees were recommended for election by the Nominating and Corporate Governance Committee of the Board of Directors, and the Board of Directors has approved such recommendations. Such recommendations are based on the Nominating and Corporate Governance Committee’s and the Board of Directors’ careful consideration of the qualifications and experience of the nominees, particularly in areas relevant to AssetMark’s strategy and operations. Each nominee has consented to serve as a nominee, to be named as a nominee in this Proxy Statement and to serve as a director if elected until the 2023 Annual Meeting of Stockholders and their successors have been elected and qualified or, if sooner, their death, resignation or removal. The Company’s management has no reason to believe that any nominee will be unable to serve. It is the Company’s policy to encourage directors and director nominees to attend the Annual Meeting.
Set forth below are brief biographies, as of April 24, 2020, of the Board of Directors’ nominees for director, including the qualifications, experience and skills the Nominating and Corporate Governance Committee and the Board of Directors considered in determining that each such person should serve as a director.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE BOARD OF DIRECTORS’ NAMED NOMINEES.

Rohit Bhagat Class I Director Term Expires: 2020 Annual Meeting Age: 56 Director Since: 2017 Board Committees: Audit Nominating & Corporate Governance (Chair)
Mr. Bhagat has served on our Board of Directors since 2017. Mr. Bhagat was a Senior Partner at The Boston Consulting Group from 1992 to 2005, Global Chief Operating Officer of Barclays Global Investors from 2005 to 2009 and Chairman, Asia Pacific of BlackRock, Inc. from 2009 to 2012. Mr. Bhagat currently serves on the boards of Axis Bank Ltd. (since 2013) as Chair of the Nominating and Governance Committee and the M&A Committee and as member of the Risk Management Committee, Franklin Templeton ETF Trust (since 2016) as the Chair of the Audit Committee and a member of the Nominating Committee and Flipkart Pvt. Ltd. (since 2019). He also serves as a Senior Advisor to B Capital Group (since 2017). Mr. Bhagat received a B. Tech. (Mechanical Engineering) degree (with distinction) from the Indian Institute of Technology, Delhi, an M.Sc. (Engineering) degree from the University of Texas at Austin and an M.B.A. degree (with honors) from the Kellogg School at Northwestern University.

Mr. Bhagat is qualified to serve on our Board of Directors because of his significant corporate governance experience, including his tenure as a member of our Board of Directors and decade of experience serving as a director of other companies (including service on audit, risk management, nomination, compensation and mergers and acquisitions committees), his extensive experience in financial services and fintech as a business leader, investor and advisor, his knowledge of the financial services industry, his experience working with regulators in multiple jurisdictions while at Barclays and BlackRock and his education in finance, marketing, strategy and managerial economics.

Bryan Lin Class I Director Term Expires: 2020 Annual Meeting Age: 50 Director Since: 2019 Board Committees: Audit Compensation
Mr. Lin has served on our Board of Directors since 2019. Mr. Lin is currently the CEO of Huatai Securities (USA), Inc., a wholly owned U.S.-based indirect subsidiary of HTSC, a position he has held since March 2018. Prior to joining Huatai Securities (USA), Inc., Mr. Lin spent over eleven years, from 2006 to 2017, as a senior private equity investment professional with The Carlyle Group in the U.S. Prior to joining The Carlyle Group, Mr. Lin spent over nine years, from 1997 to 2006, as an investment banker with Citigroup, where he focused on financial advisory and capital raising for clients in the U.S.. Mr. Lin started his career as a banking analyst at the Federal Reserve Bank of New York, where he spent two years working in the areas of bank supervision and regulation. Mr. Lin served on the board of directors at several portfolio companies of The Carlyle Group, serving on various executive, audit and compensation committees. Mr. Lin holds a B.S. in Business Management from State University of New York at Binghamton and an M.B.A. degree from the University of Chicago, Booth School of Business, and is a CFA charter holder.

Mr. Lin is qualified to serve on our Board of Directors because of his significant professional experience in the financial industry, including in private equity, investment banking and financial regulation, as well as his experience serving on executive, audit and compensation committees of the boards of directors of various portfolio companies.

CONTINUING DIRECTORS
In addition to the two director nominees listed above, AssetMark has five directors who will continue in office after the Annual Meeting with terms expiring in 2021 (Class II) or 2022 (Class III). Set forth below are brief biographies, as of April 24, 2020, of such Class II and Class III directors, including the qualifications, experience and skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that each such person should serve as a director.
Patricia Guinn Class II Director Term Expires: 2021 Annual Meeting Age: 65 Director Since: 2019 Board Committees: Audit (Chair) Compensation
Ms. Guinn has served as a member of our Board of Directors since 2019. From 1976 to 2019, Ms. Guinn held various positions at Willis Towers Watson (formerly Towers Watson and Towers Perrin), a global advisory, brokerage and solutions company, including Chief Risk Officer from 2017 to 2019 and Managing Director of the Risk and Financial Services Segment from 2001 to 2015. Ms. Guinn currently serves as a member of the board of directors of Reinsurance Group of America, Inc., a global life and health reinsurance firm, and is the Chair of its audit and FIRM (finance, investment and risk management) committees. She also served as a director of Allied World Assurance Company Holdings AG from 2015 to 2017. Ms. Guinn currently serves as an Association Member of Bupa, an international healthcare group, an Emeritus Trustee of The Actuarial Foundation, a governance fellow of the National Association of Corporate Directors, a fellow of the Society of Actuaries and a member of the American Academy of Actuaries, and is a Chartered Enterprise Risk Analyst. Ms. Guinn holds a B.A. degree in Mathematics from Hendrix College.

Ms. Guinn is qualified to serve on our Board of Directors because of her significant professional and leadership experience in the advisory and brokerage industries and her experience as a director of other financial services companies, including as an audit committee member.

Ying Sun Class II Director Term Expires: 2021 Annual Meeting Age: 45 Director Since: 2016 Board Committees: Compensation (Chair) Nominating & Corporate Governance
Ms. Sun has served as a member of our Board of Directors since 2016. Ms. Sun currently serves as a Managing Director and Head of Corporate Development of our parent company, HTSC, positions she has held since December 2014. Prior to joining HTSC, she worked in capital markets and cross-border mergers and acquisitions at Citigroup Asia Investment Banking (2013 through 2014) and Deutsche Bank Asia (2005 to 2012). Ms. Sun currently serves as a director of HIIHL, a subsidiary of our ultimate parent company HTSC. She has held this directorship since 2016. Ms. Sun holds a Bachelor’s degree in Economics from Peking University.

Ms. Sun is qualified to serve on our Board of Directors based on her four years of experience as a member of our Board of Directors and her professional knowledge of the financial industry acquired through her experience at Citigroup Asia and Deutsche Bank Asia.

Charles Goldman Class III Director Term Expires: 2022 Annual Meeting Age: 58 Director Since: 2013 Board Committees: Nominating & Corporate Governance
Mr. Goldman has served as our President and Chief Executive Officer since 2014 and as a member of our Board of Directors since 2013. Prior to joining our company, he served as Senior Advisor at Bain & Company from 2010 to 2014 and President of Fidelity Investments, Custody & Clearing from 2009 to 2010. From 2001 to 2008, Mr. Goldman served in various senior roles at The Charles Schwab Corporation, including head of Schwab Institutional, Chief Operating Officer of Schwab Institutional and head of Strategy, M&A and Venture Capital. From 1996 to 2000, he served as President of Paramount Farms, Inc. From 1991 to 1996, Mr. Goldman was a consultant with The Boston Consulting Group, prior to which he spent two years with Bankers Trust Company. Mr. Goldman holds a B.S. degree in finance, magna cum laude, from the University of Southern California and an M.B.A. degree, with honors, from the University of California, Los Angeles.

Mr. Goldman is qualified to serve as a member of our Board of Directors because of the perspective he brings as our Chief Executive Officer and his experience in senior management positions.

Xiaoning Jiao Class III Director, Chairperson Term Expires: 2022 Annual Meeting Age: 50 Director Since: 2020
Ms. Jiao has served as a member of our Board of Directors since 2020 and as Chairperson of our Board of Directors since April 2020. Ms. Jiao currently serves as the Chief Financial Officer of our parent company, HTSC, a position she has held since March 2020. Ms. Jiao has worked in the finance industry for over two decades and has extensive regulatory experiences. Prior to joining HTSC, she was the Deputy Director General of Department of Accounting at the China Securities Regulatory Commission (the CSRC) from 2014 to 2020. Prior to joining the CSRC in 2009, Ms. Jiao worked for Deloitte, Industrial and Commercial Bank of China and the Ministry of Finance. During her tenure with the CSRC, Ms. Jiao oversaw the implementation and supervision of financial information disclosure rules and regulations in the Chinese capital markets, and she participated in and advised the drafting of several important accounting standards and rules in China. She also served as a member of the M&A and Restructuring Committee of CSRC from 2014 to 2018. Ms. Jiao graduated from George Washington University with a Master's Degree in Accounting. She is a CPA both in the US and China.

Ms. Jiao is qualified to serve on our Board of Directors based on her experience in the financial industry and her background in accounting.

Yi Zhou Class III Director Term Expires: 2022 Annual Meeting Age: 51 Director Since: 2016
Mr. Zhou has served as a member of our Board of Directors since 2016. Mr. Zhou has been the Executive Director and President of HTSC since 2007, Chairman of the Board and President of HTSC from 2016 to 2019, and the Chief Executive Officer, Chairman of the Executive Committee and Executive Director of HTSC since October 2019. Prior to joining HTSC, Mr. Zhou worked in technology management for the Jiangsu Posts & Telecommunications Bureau, an affiliated department of the Jiangsu Provincial government, from 1998 to 1999 and in administrative management at Jiangsu Mobile Communication Co., Ltd., a state-owned communications company in Jiangsu province, from 1999 to 2000. From 2005 to 2006, Mr. Zhou was the Deputy General Manager of Shanghai Beier Fortune Communications Company. Mr. Zhou has served on the boards of directors of Jiangsu Beier Co., Ltd. (from April to July 2000), Nanjing Xinwang Technology Co., Ltd. (from 2000 to 2005), Jiangsu Province Emerging Industry Investment Management Limited (an investment management company that invests primarily in the Jiangsu Province equity market) (from 2013 to 2018), Huatai Securities (Shanghai) Assets Management Ltd., one of our affiliates (from 2014 to 2018), and Huatai International Financial Holdings Company Limited, our direct parent (from 2017 to 2018), and continues to serve on the boards of Huatai Financial Holdings (Hong Kong) Limited (an HTSC subsidiary engaged in investment banking, asset management and wealth management businesses) (since 2006) and CSOP Asset Management Limited (a fund management company located in Hong Kong) (since 2017). Mr. Zhou graduated from Nanjing University of Posts and Telecommunications with a Bachelor’s degree in Computer Communications.

Mr. Zhou is qualified to serve on our Board of Directors based on his extensive working experiences in the financial service industry and over 14 years of management experiences serving as director both in public and private companies.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence
The Board of Directors has determined that Mr. Bhagat and Ms. Guinn, constituting two of our seven directors, are “Independent Directors” as that term is defined in the NYSE listing standards, and meet the standards for independent directors established in our Corporate Governance Guidelines, which incorporate the director independence requirements of the NYSE. The Board of Directors has also determined that Mr. Bhagat and Ms. Guinn meet the independence requirements applicable to the Audit Committee, and Ms. Guinn meets the independence requirements applicable to the Compensation Committee, as prescribed by the NYSE listing standards and, with respect to the Audit Committee, under applicable SEC rules and regulations. There are no family relationships between or among our directors, nominees or executive officers.
Because more than 50% of the voting power of our common stock is held indirectly by HTSC, we are considered a “controlled company” under the NYSE corporate governance standards. As a result, we qualify for an exemption under Section 303A.00 of the NYSE corporate governance standards from, and we have elected not to comply with, certain corporate governance requirements, including the requirement that we have a board of directors that is composed of a majority of “independent directors,” as defined under the NYSE rules, and a compensation committee and a nominating committee that are composed entirely of independent directors. The controlled company exemption does not modify the applicability of the rules of the SEC and the NYSE relating to the membership, qualifications and operations of our audit committee, as discussed below.

Leadership Structure
Our current leadership structure separates the roles of Chief Executive Officer and Chairman of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the Chief Executive Officer, sets the agenda for Board of Directors meetings and presides over meetings of the full Board of Directors. We believe that separation of the positions of the Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, we believe the separation of the two positions creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, we believe that such separation can enhance the effectiveness of the Board of Directors as a whole. We believe that the leadership structure of our Board of Directors is appropriate and enhances the Board of Director’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders.
Our current leadership structure also contemplates a presiding director role to facilitate effective performance of the Board of Directors and its oversight of our business. Our Corporate Governance Guidelines enable the independent directors to designate a presiding director, who must be elected by a majority vote of the independent directors. The principal responsibility of the presiding director is to chair the executive sessions of the non-management and independent directors. The presiding director serves at the discretion of the independent directors, and the election or re-election of the presiding director must be called at the request of a majority of the independent directors. In addition, the independent directors, by majority vote acting in executive session, may for any reason replace the incumbent presiding director with a successor presiding director. If, at any time, the incumbent presiding director is unable or unwilling to continue to serve as the presiding director (or, in connection with any meeting, is absent or otherwise unable to perform the duties of presiding director at such meeting), then the most senior independent director (based on length of service on the Board of Directors) will fulfill the duties and responsibilities of the presiding director until such time as the independent directors have elected a successor presiding director. We believe that the existence of a presiding director provides another channel for the Board of Directors to express its views to management and provide feedback to the Chief Executive Officer on the Company’s performance.
An interested party may direct any communications to the non-management directors as a group by mail to our Board of Directors or the presiding director, care of our Corporate Secretary, at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel. Such communication should comply with the other requirements outlined in the section titled “—Communications with the Board of Directors.”
Role of the Board of Directors in Risk Oversight
The Board of Directors oversees and maintains AssetMark’s governance and compliance processes and procedures to promote the conduct of AssetMark’s business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. In this role, the Board of Directors is responsible for overseeing the management and mitigation of risks facing the Company. While the Board of Directors is ultimately responsible for risk oversight, the Board committees assist the full Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee provides oversight and review at least annually and discusses with management and the Company’s independent auditor the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures, as well as the Company’s guidelines and polices with respect to risk assessment and risk management pertaining to financial, accounting, insurance coverage, investment and tax matters, as well as any other enterprise risk management or business continuity matters our Board of Directors may delegate. The Board of Directors also has complete and open access to all AssetMark employees and is free to communicate directly with management. The Board of Directors believes the Company’s current leadership structure supports to risk oversight function of the Board.
Corporate Governance Guidelines and Corporate Standards
The Board of Directors is committed to the achievement of business success and the enhancement of long-term stockholder value with the highest standards of ethics. The Board of Directors maintains the Company’s Corporate Governance Guidelines to provide an effective corporate governance framework for the Company.

The Corporate Governance Guidelines reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. In addition, the Board of Directors has adopted a set of Corporate Standards that apply to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The Corporate Standards, which satisfy the requirements of a “code of ethics” under SEC rules, set forth the ethical business framework for the Company and include a general obligation to promote honest and ethical conduct in connection with the Company’s business. Further, the Company maintains a Code of Business Conduct and Ethics that is applicable to all of our employees, officers and directors. The Code of Business Conduct and Ethics contains written standards that are designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely and understandable public disclosures and communications, including financial reporting; compliance with applicable laws, rules and regulations; prompt internal reporting of violations of the Code; and accountability for adherence to the Code. A copy of the Corporate Governance Guidelines and the Corporate Standards can be found on the Company’s website https://ir.assetmark.com in the Governance section under Governance Documents. We will post amendments to the Corporate Standards or any waivers of the Corporate Standards for directors and executive officers on the same website or in filings with the SEC.
Meetings of the Board of Directors and Attendance
During the year ended December 31, 2019, the full Board of Directors met 6 times, the Audit Committee met 6 times, the Compensation Committee met 5 times and the Nominating and Corporate Governance Committee met 3 times. Each member of the Board of Directors other than Yi Zhou attended at least 75% of the meetings of the Board of Directors and of the committees on which such director served. For directors who served on the Board of Directors for less than the full year, such percentage is calculated based on the meetings that took place during the portion of the year during which he or she was a director or committee member. The Company expects directors to be active and engaged in discharging their duties and to keep themselves informed about the business and operations of the Company. Directors are expected to attend all Board of Director meetings and the meetings of the committees on which they serve, and to prepare themselves for these meetings. Directors and director nominees are also encouraged to attend the Company’s annual meeting of stockholders, although we do not have a policy requiring attendance. We did not hold a 2019 Annual Meeting of the Stockholders because our capital stock was not publicly traded prior to July 2019.
Committees of the Board of Directors
The Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each having the composition and responsibilities described below. These committees assist the Board of Directors in discharging its oversight responsibilities. The Board of Directors has adopted a written charter for each of the committees. A copy of each charter can be found on AssetMark’s website at https://ir.assetmark.com in the Governance section under Governance Documents.
The following table shows the members of the Board of Directors for 2019 and the committees and classes to which they belong. The table also identifies the directors determined by the Board of Directors to be independent under the NYSE rules and our Corporate Governance Guidelines.
Name	Independent	Director Class	Audit Committee	Compensation Committee	Nom. & Corp. Gov. Committee
Charles Goldman		Class III			☑
Rohit Bhagat	☑	Class I	☑		☑ Chair
Patricia Guinn	☑	Class II	☑ Chair	☑
Bryan Lin		Class I	☑	☑
Xiaodan Liu*		Class III
Ying Sun		Class II		☑ Chair	☑
Yi Zhou		Class III
*
Ms. Liu resigned from the Board of Directors effective April 5, 2020. The Board of Directors appointed Ms. Xiaoning Jiao to fill the vacancy on the Board of Directors resulting from Ms. Liu’s resignation on April 21, 2020. Ms. Jiao is a Class III director and is not a member of any committee of the Board of Directors.

Audit Committee
The members of our Audit Committee are Patricia Guinn, Rohit Bhagat and Bryan Lin. Patricia Guinn is the chair of our Audit Committee. We are phasing in to the independence requirements of the NYSE corporate governance rules, which required us to have one independent Audit Committee member upon the listing of our common stock on the NYSE and a majority of independent Audit Committee members within 90 days of listing, and require us to have an Audit Committee consisting entirely of independent directors within one year of listing. We expect to have a fully independent Audit Committee by the one-year anniversary of our IPO, and we do not believe that our reliance on the exemption from having a fully independent audit committee prior to such one-year anniversary materially adversely affects the ability of our Audit Committee to act independently and to satisfy other applicable Audit Committee requirements
Our Board of Directors has determined that Patricia Guinn and Rohit Bhagat satisfy the “independence” requirements of the NYSE and the Securities Exchange Act of 1934 (the “Exchange Act”), and that each member of our Audit Committee is financially literate. In addition, our Board of Directors has determined that Patricia Guinn and Rohit Bhagat are qualified as Audit Committee financial experts as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933 (the “Securities Act”). This designation does not impose any duties, obligations or liabilities that are greater than those that are generally imposed on members of our Audit Committee and the Board of Directors.
The Audit Committee is directly responsible for, among other matters:
•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
•	pre-approve the audit services and non-audit services to be provided by our independent registered public accounting firm pursuant to the Audit Committee’s pre-approval policies and procedures;
•	ensuring the independence and qualifications of our independent registered public accounting firm;
•	discussing the scope of the audit with our independent registered public accounting firm and reviewing the significant findings of the audit;
•	considering the adequacy of our internal controls and internal audit function;
•
reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements and unaudited quarterly financial statements, and reviewing the Company’s disclosures in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s periodic filings with the SEC;

•	reviewing the Company’s risk management policies and practices;
•	reviewing the Company’s policies and practices with respect to related party transactions and reviewing certain related party transactions in accordance with such policies; and
•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters.
The Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE, a copy of which is available on our website at https://ir.assetmark.com in the Governance section under Governance Documents. The Audit Committee held 6 meetings during 2019.
Compensation Committee
The members of our Compensation Committee are Ying Sun, Patricia Guinn and Bryan Lin. Ying Sun is the chair of our Compensation Committee. We have elected to avail ourselves of certain exemptions afforded to controlled companies under the NYSE corporate governance rules, including from the requirement that we have a compensation committee composed entirely of independent directors.

The primary purpose of the Compensation Committee is to discharge the responsibilities of our Board of Directors to oversee the Company’s compensation policies, plans and programs and to review and determine or recommend to the Board (as applicable) the compensation to be paid to our executive officers and directors. The Compensation Committee is responsible for, among other matters:
•
reviewing and determining the compensation to be paid to our directors, and reviewing and making recommendations to the Board of Directors with respect to the compensation to be paid to our Chief Executive Officer and each of our other executive officers;

•	administering our stock and equity incentive plans;
•	reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans;
•	reviewing our overall compensation philosophy;
•	reviewing and assessing risks arising from our compensation policies and practices; and
•	appointing or ratifying the appointment of the officers of the Company at the Senior Vice President level and above.
In addition, after we cease to be an “emerging growth company” as defined in the JOBS Act, the Compensation Committee will review with management the Company’s Compensation Discussion and Analysis and consider whether to recommend that it be included in proxy statements and other filings.
The Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE, a copy of which is available on our website at https://ir.assetmark.com in the Governance section under Governance Documents. The Compensation Committee held 5 meetings during 2019.
Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets quarterly and with greater frequency when necessary. The agenda for each meeting is usually developed by the chair of the Compensation Committee. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. For example, our Chief Executive Officer provides the Compensation Committee with his recommendations on the total compensation opportunities for all other executive officers and his views regarding (1) the individual performance of the other executive officers in connection with the Compensation Committee’s recommendations with respect to the amounts of such other executive officers’ cash and equity compensation and (2) the performance goals used to assess the Company’s financial performance under the annual incentive bonus program. The Chief Executive Officer may not be present during voting or deliberations of the Compensation Committee regarding his compensation. In addition, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external compensation, legal or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the appointment, compensation and oversight of the work of any advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, if the Company no longer qualifies as a “controlled company” or no longer seeks to avail itself of the governance exemptions afforded to controlled companies, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other external adviser to the Compensation Committee only after taking into consideration those independence factors enumerated by NYSE rules.
During the 2019 fiscal year, the Compensation Committee engaged Mercer LLC (“Mercer”) as its compensation consultant to advise on executive and director compensation matters, including competitive market pay practices for our executive officers and independent directors, as well as data analysis and selection of our compensation peer group. Mercer did not provide any additional services to AssetMark during the year ended December 31, 2019. Mercer was selected because it is a well-known and respected national compensation consulting firm that commonly provides information, recommendations and other executive compensation advice to compensation committees and management.
The Compensation Committee typically makes most of the significant adjustments to annual compensation, determines company-wide bonus and equity awards and establishes new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of overall compensation levels and the establishment of performance objectives for the current year. The Compensation Committee recommends to the Board of Directors for determination and approval the compensation and other terms of employment of the Company’s Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of relevant corporate performance goals and objectives. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant. The Compensation Committee has also delegated authority to our Chief Executive Officer and Chief Financial Officer to grant equity awards to certain individual employees subject to limitations established from time to time by the Compensation Committee.
Compensation Committee Interlocks and Insider Participation
During the year ended December 31, 2019, no member of our Compensation Committee was a then-current or former officer or employee of AssetMark. Further, during fiscal 2019, none of our executive officers served as a member of a compensation committee (or other committee performing equivalent functions or, if no committee performs such functions, the board of directors) of any other entity that had an executive officer serving as a member of our Board of Directors. Further, during fiscal 2019, none of our executive officers served as a director of any other entity that had an executive officer serving as a member of our Compensation Committee or Board of Directors.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee are Rohit Bhagat, Charles Goldman and Ying Sun. Rohit Bhagat is the chair of our Nominating and Corporate Governance Committee. We have elected to avail ourselves of certain exemptions afforded to controlled companies under NYSE corporate governance rules, including from the requirement that we have a nominating and governance committee composed entirely of independent directors.
The Nominating and Corporate Governance Committee is responsible for, among other matters:
•	identifying and recommending candidates for membership on our Board of Directors and the committees thereof;
•	leading the self-evaluation process of the Board of Directors and the committees thereof;
•	managing the selection and appointment of a successor Chief Executive Officer, in the event of a vacancy;
•	reviewing the Company’s management succession planning;
•
reviewing and recommending changes to the Corporate Governance Guidelines, Corporate Standards and Code of Ethics and Business Conduct, overseeing compliance with such policies and reviewing and making recommendations to the Board of Directors with respect to requests for waivers under such policies;

•	reviewing potential conflicts of interest involving directors;
•	overseeing director orientation and continuing education programs; and
•	generally assisting our Board of Directors with corporate governance matters.
The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE, a copy of which is available on our website at https://ir.assetmark.com in the Governance section under Governance Documents. The Nominating and Corporate Governance Committee held 3 meetings during 2019.
Considerations in Evaluating Director Nominees
Our Nominating and Corporate Governance Committee uses a variety of methods to identify and evaluate director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee considers the current size and composition, organization and governance of our Board of Directors and the needs of our Board of Directors and its committees. The qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, business experience, independence, potential conflicts of interest and diversity (including gender, race, ethnicity, differences in professional background, education, skill and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board of Directors).
Nominees must also have the highest personal and professional ethics and the ability to offer advice and guidance to our Chief Executive Officer and other members of management based on proven achievement and leadership in the companies or institutions with which they are affiliated. Director candidates must understand the fiduciary responsibilities that are required of a member of our Board of Directors and have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all Board of Directors and committee responsibilities. To that end, non-employee directors may not serve on more than four public company boards, including our Board of Directors, a non-employee director who is also the chief executive officer of another public company may not serve on more than three public company boards including our Board of Directors, and employee directors may not serve on more than two public company boards, including our Board of Directors. Our Nominating and Corporate Governance Committee also considers applicable laws and regulations, such as recently enacted legislation in California which requires exchange-listed companies headquartered in California with boards with six or more members to have a minimum of three women directors by December 31, 2021. Our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee reports to the Board of Directors its recommendations.
Board of Directors and Committee Self-Evaluation Process
The Board of Directors, led by the Nominating and Corporate Governance Committee, conducts an annual self-evaluation to determine whether the Board of Directors and its committees are functioning effectively, along with an annual self-evaluation of the performance of individual directors. As part of the self-evaluation process, directors are provided with detailed questionnaires designed to prompt thoughtful and substantive reflection on their own performance, as well as the performance of the Board of Directors and its committees. The questionnaires consider various topics related to the composition of the Board of Directors, and its structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds. The Nominating and Corporate Governance Committee reviews the questionnaires and considers whether to recommend any changes to the Board of Directors. In its review, the Nominating and Corporate Governance Committee considers the factors outlined above for the evaluation of director nominees, along with other factors. The results of the evaluation are presented by the chair of the Nominating and Corporate Governance Committee to the full Board of Directors for discussion.
Stockholder Recommendations and Nominations to the Board of Directors
Stockholders may recommend an individual for consideration by our Nominating and Corporate Governance Committee to become a nominee for election to the Board of Directors by delivering a written a recommendation that includes the nominee’s name and qualifications for membership on the Board of Directors to our Corporate

Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders so long as such recommendations comply with our Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its committee charter, our Bylaws and our policies and procedures for director candidates, as well as the director nominee criteria described above. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to a candidate identified by the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.
Stockholders who wish to nominate an individual for election to our Board of Directors at an annual meeting, rather than for consideration by our Nominating and Corporate Governance Committee, may do so by delivering a written recommendation to the Corporate Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel, no earlier than the 120th day, nor later than 5:00 p.m. Eastern Time on the 90th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after such one-year anniversary date, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than 5:00 p.m. Eastern Time on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which we first make a public announcement of the date of such annual meeting. Submissions must include the full name and address of the stockholder on whose behalf the submission is made, the number of shares of common stock owned of record or beneficially by such stockholder as of the date of the submission, the full name, age, business and residential addresses and principal occupation or employment of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, all other information required by Regulation 14A under the Exchange Act and the additional information required by our Bylaws (including certain stockholder representations). Any such stockholder submission must be accompanied by the written consent of the proposed nominee to be named as a nominee in the proxy statement and to serve as a director if elected.
If the nominating stockholder (or qualified representative of such stockholder, as defined in our Bylaws) does not appear at the annual meeting to present the nomination, such nomination will be disregarded.
Communications with the Board of Directors
Stockholders or interested parties who wish to communicate with our Board of Directors or with an individual director may do so by mail to our Board of Directors or the individual director, care of our Corporate Secretary, at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel. The communication should indicate that it contains a stockholder or interested party communication. Our General Counsel or his designee, in consultation with appropriate directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the director or directors to whom the communications are addressed or, if none are specified, to the Chairman of our Board of Directors. Each communication from a stockholder should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.
Anti-Hedging and Anti-Pledging Policy
Our Board of Directors has approved a Statement of Policy Concerning Trading in Company Securities (the “Insider Trading Policy”) that prohibits all of our directors and employees from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of AssetMark’s equity securities. This policy also prohibits our employees and directors from pledging AssetMark securities in any circumstance, including by purchasing AssetMark securities on margin or holding AssetMark securities in a margin account.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking stockholders to ratify the Audit Committee’s selection of KPMG LLP (“KPMG”) as AssetMark’s independent registered public accounting firm for the fiscal year ending December 31, 2020. KPMG is a registered independent public accounting firm and has served as AssetMark’s independent registered public accounting firm since 2007. Representatives of KPMG are expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.
Neither the Company’s governing documents or current law, rules or regulations require stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether to retain KPMG. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION
OF KPMG AS ASSETMARK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table sets forth all fees incurred by the Company in connection with professional services rendered to the Company by KPMG for the fiscal years ended December 31, 2018 and 2019. All fees described in the table that were required to be pre-approved under SEC rules were pre-approved by the Audit Committee.
Fee Type	2018	2019
Audit Fees(a)	$1,065,750	$2,661,000
Audit-Related Fees(b)	81,114	83,661
Tax Fees(c)	—	227,087
All Other Fees(d)	2,000	2,000
Total Fees	$1,148,864	$2,973,748
(a)
Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements for 2018 and 2019 and the review of our quarterly condensed consolidated financial statements in 2019. Audit fees also relate to services such as subsidiary audits and regulatory and compliance attest services. This category also includes fees for professional services provided in connection with our IPO, incurred during the year ended December 31, 2019, including comfort letters, consents and review of documents filed with the SEC.

(b)
Audit-Related Fees consist primarily of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees” and includes services related to a service organization report (under Statement on Standards for Attestation Engagements 16).

(c)	Tax Fees consist of fees for tax return preparation, tax compliance and tax consulting and planning services.
(d)	All Other Fees consist of online research subscription services.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a policy for the pre-approval by the Audit Committee of all audit and non-audit services to be provided to AssetMark by its independent registered public accounting firm. In accordance with that policy, the Audit Committee pre-approved the provision of audit services by KPMG for the year ending December 31, 2020. Further, all of the services provided by KPMG for the year ended December 31, 2019 described above were pre-approved by the Audit Committee.
The Audit Committee has determined that the rendering of services other than audit services by KPMG is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE
The information contained in this report is not “soliciting material,” is not deemed to be “filed” with the SEC or subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and is not incorporated by reference in any of our filings with the SEC under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing, except to the extent that it is specifically incorporated by reference into such a filing,.
The Audit Committee has reviewed and discussed with AssetMark’s management and KPMG the audited consolidated financial statements of AssetMark contained in AssetMark’s Annual Report on Form 10-K for the year ended December 31, 2019. The Audit Committee has also discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence from AssetMark.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in AssetMark’s Annual Report on Form 10-K for the year ended December 31, 2019.
Submitted by the Audit Committee.
Patricia Guinn, Chair
Rohit Bhagat
Bryan Lin

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers as of April 24, 2020:
Name	Age	Position
Charles Goldman	58	President, Chief Executive Officer and Director
Gary Zyla	48	EVP, Chief Financial Officer
Ted Angus	49	EVP, General Counsel
Jeremiah Chafkin	60	EVP, Chief Investment Officer
Carrie Hansen	49	EVP, Chief Operating Officer
Michael Kim	50	EVP, Chief Client Officer
Mukesh Mehta	53	EVP, Chief Information Officer
Esi Minta-Jacobs	48	EVP, Project Management and Human Resources
Natalie Wolfsen	50	EVP, Chief Solutions Officer
Charles Goldman President, Chief Executive Officer and Director Age: 58
Mr. Goldman has served as our President and Chief Executive Officer since 2014 and as a member of our Board of Directors since 2013. Mr. Goldman’s biographical information is described above in the section titled “Continuing Directors.”

Gary Zyla EVP, Chief Financial Officer Age: 48
Mr. Zyla has served as our Chief Financial Officer since 2011. From 2004 to 2011, Mr. Zyla served in the Corporate and Retirement and Protection segments at Genworth Financial, Inc., where he led the Capital Management team and served as Vice President of Financial Planning & Analysis. Mr. Zyla holds a B.S. degree in Computer Science-Mathematics and a B.A. degree in History from the State University of New York-Binghamton and an M.B.A. from the University of Maryland.

Ted Angus EVP, General Counsel Age: 49
Mr. Angus has served as our General Counsel since joining us in 2013. From 2010 to 2013, Mr. Angus served as the General Counsel at Genworth Financial Wealth Management, and from 2000 to 2010 he served in various roles at The Charles Schwab Corporation, including as Vice President and Associate General Counsel. From 1998 to 2000, Mr. Angus was an Associate in the securities litigation group at the law firm Brobeck, Phleger & Harrison LLP, and from 1995 to 1998, he was an Associate at Keesal, Young & Logan. Mr. Angus holds B.A. degrees in History and Economics from the University of California, Los Angeles and a J.D. from the University of California, Hastings College of the Law.

Jeremiah Chafkin EVP, Chief Investment Officer Age: 60
Mr. Chafkin has served as our Chief Investment Officer since 2014. Prior to joining our company, Mr. Chafkin served as the President and Chief Executive Officer at AlphaSimplex Group, an investment management firm, from 2008 to 2014. From 2006 to 2007, Mr. Chafkin was the Chief Executive Officer at IXIS Asset Management U.S., L.P. From 1991 to 2006, Mr. Chafkin held a range of leadership roles with The Charles Schwab Corporation, including Executive Vice President of the Advised Investor Division (2002-2006), President of Charles Schwab Investment Management (1991-2001) and Executive Vice President of Asset Management Products and Services (1999-2001). Mr. Chafkin began his career at Bankers Trust Company, where he spent almost fifteen years in a variety of asset management roles, including Chief Executive Officer of the Structured Investment Management business (1997-1999) and President of Japan Bankers Trust (1994-1996). Mr. Chafkin holds a B.A. degree in Economics from Yale University and an M.B.A. degree from Columbia Business School.

Carrie Hansen EVP, Chief Operating Officer Age: 49
Ms. Hansen joined our company in 2000 and has served as our Chief Operating Officer since 2008 and as President of our Mutual Funds division since 2007. Prior to becoming our Chief Operating Officer, Ms. Hansen served as our Chief Financial Officer (2003-2006) and Chief Compliance Officer (2004-2008). From 1998 to 2000, Ms. Hansen served as head of the Investment Operations Group in the Tokyo office of Barclays Global Investors, prior to which she spent over four years at Coopers & Lybrand Consulting, finishing her career there as an Audit Manager. Ms. Hansen holds a B.S. degree in Business Administration from the University of California, Berkeley.

Michael Kim EVP, Chief Client Officer Age: 50
Mr. Kim joined our company in 2010 and has served as our Chief Client Officer and National Sales Leader since January 2018. Prior to becoming our Chief Client Officer, Mr. Kim served as our National Sales Manager from 2014 to 2018, and Head of our RIA Channel from 2010 to 2014. Prior to joining our company, Mr. Kim spent over twelve years with Fidelity Investments, Inc., including as a Senior Vice President from 1998 to 2010. From 1995 to 1998, Mr. Kim served as Senior Vice President at Transamerica, and from 1991 to 1995, Mr. Kim was a Senior Associate at Coopers & Lybrand Consulting. Mr. Kim holds a B.A. degree in Economics from the University of California, Los Angeles.

Mukesh Mehta EVP, Chief Information Officer Age: 53
Mr. Mehta has served as our Chief Information Officer since joining our company in 2017. From 2014 to 2017, Mr. Mehta served as the Chief Information and Technology Officer at Cetera Financial Group, a shared services organization serving a family of affiliated independent broker-dealers. From 2010 to 2013, Mr. Mehta served as Chief Information Officer at TD Ameritrade, a brokerage firm, where he also served as a Managing Director in Business Technologies from 2009 to 2010. From 2002 to 2008, Mr. Mehta served as Senior Vice President and Chief Information Officer at Schwab Institutional, Platform Development & Technology, prior to which he served as a Vice President of Finance & Corporate Administration Technology at The Charles Schwab Corporation from 1999 to 2002. Mr. Mehta has also held positions with Bankers Trust (Vice President, Defined Contribution & Participant Services, 1995-1999), Kwasha Lipton (Pension Design & Systems Consultant, 1987-1994), ER Keller & Co. (Investment Account Manager, 1987) and Bell Communications Research (Analyst, 1984-1987). Mr. Mehta holds a B.A. degree in Mathematics & Economics from Rutgers University and is a graduate of the Stanford University Graduate School of Business Executive Program.

Esi Minta-Jacobs EVP, Project Management and Human Resources Age: 48
Ms. Minta-Jacobs joined our company in 2015 and has served as our head of Project Management and Human Resources since March 2020, prior to which she served as our Project Management Office Leader. Prior to joining our company, Ms. Minta-Jacobs served as Senior Vice President at Wells Fargo & Company (2003 – 2015), overseeing international operations project delivery, and as Partner Integration Manager at PeopleSoft, Inc (1999 – 2003). She previously held management consulting roles at Grant Thornton International and PricewaterhouseCoopers (formerly Coopers & Lybrand) (1995 – 1999). Ms. Minta-Jacobs holds a Bachelor of Science in Business Administration with a concentration in Accounting and Management Information Systems from Northeastern University.

Natalie Wolfsen EVP, Chief Solutions Officer Age: 50
Ms. Wolfsen joined our company in 2014 and has served as our Chief Solutions Officer since January 2018, prior to which she served as our Chief Commercialization Officer from May 2014 to December 2017. Prior to joining our company, Ms. Wolfsen served as head of Marketing and Product Development for First Eagle Investment Management, an investment management company, from 2011 to 2014. From 2009 to 2011, Ms. Wolfsen served as head of Product Management and Development for Pershing LLC. From 1999 to 2009, Ms. Wolfsen held numerous roles with The Charles Schwab Corporation, including Senior Marketing Manager (1999-2000), Senior Manager and Director of Technology (2000-2001), Director of Segment Management (2002-2004), Vice President of Strategy (2004-2007), Vice President of Product Management and Development (2007-2008) and Vice President of Equity Product Management and Development (2008-2009). Ms. Wolfsen holds a B.A. degree in Political Science from the University of California, Berkeley and an M.B.A. degree from the University of California, Los Angeles.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of April 3, 2020 regarding the beneficial ownership of our common stock by:
•	each person known by us to beneficially own more than 5% of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.
In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable, and RSUs that are expected to vest and settle, as of or within 60 days of April 3, 2020. Shares issuable pursuant to such stock options and RSUs are deemed outstanding for computing the percentage of the person holding such securities but are not outstanding for computing the percentage of any other person. The number of shares beneficially owned and percentages of beneficial ownership are based on 72,390,080 shares of our common stock outstanding as of April 3, 2020. To our knowledge, except as indicated in the footnotes and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.
Unless otherwise indicated, the address for each listed stockholder is: c/o AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned(1)
Greater than 5% Stockholders:
Huatai International Investment Holdings Limited(2)	50,873,799	70.3%
Directors and Named Executive Officers:
Charles Goldman(3)	2,723,039	3.8%
Rohit Bhagat(4)	47,605	*
Patricia Guinn	—	—
Xiaoning Jiao	—	—
Bryan Lin	—	—
Ying Sun	—	—
Yi Zhou	—	—
Jeremiah Chafkin(5)	544,496	*
Michael Kim(6)	377,829	*
All Directors and Executive Officers as a group (15 persons)(7)	5,311,937	7.3%
*	Represents beneficial ownership of less than 1%.
(1)
The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by the person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after such date, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after such date. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. The information in this table is based upon information supplied by our executive officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC, unless otherwise indicated.

(2)
The reported securities are owned directly by Huatai International Investment Holdings Limited (“HIIHL”). The registered address of HIIHL is PO Box 309 Ugland House, Grand Cayman, KY 1-1104, Cayman Islands. Huatai International Finance Limited (“HIFL”), a British Virgin Islands company, is the sole shareholder of HIIHL. Huatai Financial Holdings (Hong Kong) Limited (“HFHHKL”), a Hong Kong company, is the sole shareholder of HIFL. Huatai International Financial Holdings Company Limited (“HIFHCL”), a Hong Kong company, is the sole shareholder of HFHHKL. Huatai Securities Co., Ltd. (“HTSC”), a Chinese company, is the sole shareholder of HIFHCL. Accordingly, the reported securities are beneficially owned by each of HIFL, HFHHKL, HIFHCL and HTSC. The holdings reported here are as set forth in the Schedule 13D filed by HIIHL and its parents on July 29, 2019, as amended on July 31, 2019.

(3)
Includes 2,013,197 unvested restricted shares of our common stock that are held by Mr. Goldman subject to a Share Restriction Agreement and 310,608 shares of our common stock held by Tulie LLC, a Delaware limited liability company of which Mr. Goldman is the manager.

(4)	Includes 39,671 unvested restricted shares of our common stock that are held by Mr. Bhagat subject to a Share Restriction Agreement.
(5)	Includes 396,691 unvested restricted shares of our common stock that are held by Mr. Chafkin subject to a Share Restriction Agreement.
(6)	Includes 297,517 unvested restricted shares of our common stock that are held by Mr. Kim subject to a Share Restriction Agreement.
(7)	Includes 4,056,156 unvested restricted shares of our common stock that are held subject to Share Restriction Agreements.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, as well as persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.
To the Company’s knowledge, based solely on a review of such Section 16(a) reports filed electronically with the SEC during or with respect to the year ended December 31, 2019 and written representations that no other reports were required, all Section 16(a) reporting persons filed all reports required by Section 16(a) of the Exchange Act on a timely basis, with the exception of one Form 4 for one transaction involving Mr. Bhagat, which was filed late due to clerical error.
LEGAL PROCEEDINGS
There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, any associate of any such director, officer, affiliate of the Company or owner, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

EXECUTIVE COMPENSATION
We are an “emerging growth company” under applicable federal securities laws and are therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the JOBS Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year in which the fifth anniversary of our IPO occurs, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities, or (iv) the date on which we qualify as a “large accelerated filer” as defined in the Exchange Act.
As an emerging growth company, our reporting obligations extend only to the individual serving as our Chief Executive Officer and two other executive officers as of the last day of the fiscal year, based on fiscal year compensation. For the fiscal year ended December 31, 2019, our named executive officers (“NEOs”) were:
•	Charles Goldman, President and Chief Executive Officer
•	Jeremiah Chafkin, Executive Vice President and Chief Investment Officer; and
•	Michael Kim, Executive Vice President, Chief Client Officer
Summary Compensation Table
The following table sets forth the compensation awarded to, paid to or earned by our NEOs for the fiscal years ended December 31, 2019 and 2018.
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Charles Goldman President and Chief Executive Officer	2019	712,270	—	2,199,997	825,000	394,786	4,132,052
	2018	510,000	—	—	612,000	324,603	1,446,603
Jeremiah Chafkin Chief Investment Officer	2019	482,692	—	479,994	551,250	18,200	1,532,137
	2018	500,000	—	—	525,000	16,072	1,041,072
Michael Kim Chief Client Officer	2019	351,346(5)	—	479,994	551,372(5)	17,700	1,400,412
	2018	350,000(5)	—	—	550,337(5)	31,706	932,043
(1)
Represents the total amount awarded to each NEO for the applicable fiscal year under our Variable Incentive Compensation Program based on a discretionary evaluation of the NEOs fiscal year performance.

(2)
Represents the aggregate grant date fair value of the stock option awards granted to the NEOs during the fiscal year, as calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair values of the stock option awards in this column are described in Note 13 to our consolidated financial statements included in our Form 10-K for the year ended December 31, 2019.

(3)	Represents the total amount earned by each NEO for the applicable fiscal year under our Variable Incentive Compensation Program based on the Company’s performance against our business goals.
(4)
The amounts reported in this column for 2019 include matching contributions of $16,800 for each named executive officer under our 401(k) plan and $376,669 for Mr. Goldman for employer-paid commuting expenses from his home in Colorado to our headquarters in Concord, California.

(5)
Mr. Kim elected to defer a total of $609,355 and $360,134.97 from his salary and bonus for 2018 and 2019, respectively, under our NQDC Plan, discussed in “—Pension benefits and nonqualified deferred compensation.”

Employment, Severance and Change in Control Agreements
Employment Agreements
Charles Goldman
We are party to an employment agreement with Charles Goldman that was last amended on August 28, 2019. The term of this agreement currently extends to August 28, 2022 and will automatically renew for successive one-year periods thereafter unless Mr. Goldman or we provide written notice at least 90 days prior to the end of the term.
During the term of the agreement, Mr. Goldman will receive an annual salary, initially $750,000, subject to annual review and increases as may be determined by our Board of Directors in its sole discretion, along with an annual incentive bonus with a target opportunity of 100% of base salary, payable based on the achievement of company and individual performance objectives, as determined by the Board of Directors. Mr. Goldman will be reimbursed for his reasonable business expenses, including reimbursement on an after-tax basis for Mr. Goldman’s travel between his Boulder, Colorado residence and our headquarters in Concord, California. In addition, we will make reasonable business efforts to secure life insurance in the amount of $5,000,000 payable to Mr. Goldman’s designated beneficiaries, subject to Mr. Goldman’s insurability at standard or better rates.
Severance Benefits. Mr. Goldman will be entitled to certain payments and benefits under his employment agreement in connection with termination of his employment.
•	Upon termination of employment due to death or disability, Mr. Goldman or his estate or beneficiaries would be entitled to:
○	a pro-rated bonus for the fiscal year of termination subject to satisfaction of performance conditions; and
○	full vesting of the restricted shares issued to Mr. Goldman at the time of our IPO with respect to his profits interests in AssetMark Holdings LLC.
•
Upon termination of Mr. Goldman’s employment for cause or his resignation without good reason, Mr. Goldman would not be entitled to any payments under his employment agreement other than any amounts already accrued and payable for services through the date of termination.

•	Upon termination of Mr. Goldman’s employment without cause or his resignation for good reason, Mr. Goldman will be entitled to:
○	a pro-rated bonus for the fiscal year of termination subject to satisfaction of performance conditions;
○	full vesting of the restricted shares issued to Mr. Goldman at the time of our IPO with respect to his profits interests in AssetMark Holdings LLC;
○	continued payment of his salary for a severance period of 24 months after termination; and
○
a monthly payment equal to the monthly COBRA premium cost (on an after-tax basis) for up to 24 months, to the extent that Mr. Goldman enrolls in COBRA and does not become eligible for other health benefits.

•	Upon termination of Mr. Goldman’s employment agreement as a result of our election to not renew or replace his employment agreement, Mr. Goldman will be entitled to:
○	a pro-rated bonus for the fiscal year of termination subject to satisfaction of performance conditions;
○	continued payment of his salary for a severance period of 12 months after termination; and
○
a monthly payment equal to the monthly COBRA premium cost (on an after-tax basis) for up to 12 months, to the extent that Mr. Goldman enrolls in COBRA and does not become eligible for other health benefits.

For purposes of Mr. Goldman’s employment agreement, “cause” includes (i) material acts of personal dishonesty in connection with his responsibilities that have, or could be reasonably expected to have, an adverse impact on performance of duties; (ii) willful misconduct in the course of employment; (iii) willful failure or refusal to perform duties or responsibilities in any material respect; (iv) misappropriation (or attempted misappropriation) of assets or material business opportunities; (v) embezzlement or fraud committed or attempted, whether by Mr. Goldman, at his direction or with his prior actual knowledge; (vi) conviction of or pleading “guilty” or “no contest” to, (x) a felony or (y) any other criminal charge that has (or could be reasonably expected to have) an adverse impact on the performance of duties or result in material injury to our reputation or business; (vii) material violation of our written policies (unless curable and cured within 30 days of written notice), including but not limited to those relating to sexual harassment or business conduct, that has (or could be reasonably expected to have), an adverse impact on performance of duties or otherwise result in material injury to our reputation or business; or (viii) material breach of any confidentiality or restrictive covenant.
If, within 90 days after termination of Mr. Goldman’s employment for any reason other than cause, we determine that his employment could have been terminated for cause based on misappropriation, embezzlement or fraud or material violation of our written policies, as described above, Mr. Goldman would be treated as if he had been terminated for cause, and would be required to disgorge all amounts received on account of his termination that would not have been payable on termination for cause.
For purposes of Mr. Goldman’s agreement, “good reason” includes (i) a substantial and material diminution in base salary, annual bonus target, title, duties or responsibilities and (ii) our material breach of a material term of the employment agreement, in each case unless we cure the failure in questions within 40 days of notice. In order to resign for “good reason” Mr. Goldman would need to provide us with 30 days’ advance written notice of his resignation setting forth the event that constitutes good reason within 60 days after the occurrence of such event.
Conditions to Severance Benefits. Our obligation to provide any severance payments and benefits described above, other than any amounts accrued and payable for services through the date of termination, is conditioned on Mr. Goldman’s general release of claims in our favor. In addition, any obligation we may have to provide these payments and benefits shall immediately terminate if Mr. Goldman breaches any provision of his Confidentiality, Non-Interference and Invention Assignment Agreement with us, described further below.
Confidentiality, Non-Interference and Invention Assignment Agreement. Mr. Goldman has also entered into a Confidentiality, Non-Interference and Invention Assignment Agreement, which includes his agreements: (x) not to disclose or use our confidential information without our written authorization, both during employment and thereafter; (y) to assign to us all rights to any intellectual property conceived of, developed or reduced to practice during his service; and (z) not to compete with us, or solicit or interfere with our employees or clients for twelve months after termination of employment.
Offer Letters
We have entered into offer letters with each of our other NEOs. The offer letters generally provide for at-will employment and describe the executive’s initial base salary, target variable compensation and eligibility for employee benefits.
Jeremiah Chafkin
The agreement with Mr. Chafkin also sets forth the terms of initial equity grants and severance benefits on a qualifying termination. Upon Mr. Chafkin’s termination without cause prior to vesting of all equity grants, Mr. Chafkin will receive severance of one year of base salary (paid according to normal payroll practices), a prorated bonus and an additional one year of bonus payments (paid one year after separation). Mr. Chafkin has also entered into a Non-Solicitation Agreement, under which he has agreed, during his employment and for a period of one year after termination, not to (x) solicit, or interfere with our relationship with, any of our employees, representatives or contractors; or (y) induce any person or company with whom he had contact as our employee to cease to do business with us.

Michael Kim
Mr. Kim has entered into a Non-Solicitation Agreement under which he has agreed, during his employment and for a period of one year after termination, not to (x) solicit, or interfere with our relationship with, any of our employees, representatives or contractors; (y) use our confidential information to provide products or services substantially similar to ours; or (z) induce any person or company with whom he had contact as our employee to cease to do business with us.
Severance Plan
Additionally, we maintain a broad-based severance plan under which each of our NEOs is eligible for benefits in the event that his or her position is eliminated in connection with a layoff.
Benefits for any eligible executive officers under this plan would include: (x) two weeks of advance notice prior to elimination of the NEO’s position; (y) a lump sum severance payment equal to the sum of (i) one week of base salary for each year of continuous service, plus (ii) $2,500; and (z) at our discretion, accelerated vesting of all or a portion of the equity payment for the year of termination, which will be pro-rated based on the timing of termination of employment within the calendar year. The minimum payment under clause (y)(1) of the previous sentence is eight weeks of base salary. Payment of these severance benefits is conditioned on the executive officer’s delivery and non-revocation of a general release of claims in our favor.
Variable Incentive Compensation Program
We currently maintain a Variable Incentive Compensation Program that rewards our executive officers for our performance against business goals, and each executive officer for performance against his or her individual goals. Our Board of Directors establishes performance goals for this program each year and evaluates performance to these established goals to determine the amount of each award. This program is based on performance over a calendar year and provides for a cash benefit payable on or before March 15 of the following year, subject to the executive’s continued service through the payment date. The award for our Chief Executive Officer under this program is subject to Board discretion. All other awards under this program are subject to management discretion.
Pension Benefits and Nonqualified Deferred Compensation
We have adopted and maintain, and our NEOs may participate in, a defined contribution savings plan under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”). Under the 401(k) Plan, eligible employees may defer a portion of their annual compensation on a pre-tax or after tax basis. The 401(k) Plan permits us to match pre-tax employee contributions and make discretionary non-elective contributions to the 401(k) Plan. In 2018 and 2019 we elected to match up to 5% and 6%, respectively, of eligible compensation during each pay period, subject to a $5,000 annual maximum match per participant.
We also maintain a Deferred Compensation Plan (the “NQDC Plan”), for the benefit of our NEOs and other officers and senior employees. Each of our NEOs may elect to defer from 5% to 75% of their eligible compensation under this plan, without regard to the 401(k) plan’s prescribed limits, and the resulting deferrals will be allocated to the officer’s individual plan account. In addition, we reserve the right to make non-elective contributions to this plan, in our sole discretion, to be allocated to participant accounts according to our determination. A participant in the NQDC Plan vests in the non-elective contributions allocated to his or her account upon attaining three years of service. Accounts in this plan will accrue earnings based on the performance of a “market basket” of predetermined investment benchmarks. Each participant may elect the investment benchmarks used to determine earnings on his or her individual account. Each participant may also elect the timing of distributions from their NQDC Plan account, including whether distribution upon separation from service will be in a lump sum or installments, and whether payment should be triggered upon a change in control.
We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan and NQDC Plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
The following table sets forth information concerning outstanding equity awards for our NEOs as of December 31, 2019
	Option Awards				Stock Awards
Name	Numbers of securities underlying unexercised options exercisable (#)	Numbers of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested(1) ($)
Charles Goldman	—	284,605(2)	$22.00	7/17/2029	—	—
	—	—	—	—	2,013,197(3)	$58,422,977
Jeremiah Chafkin	—	62,095(2)	$22.00	7/17/2029	—	—
	—	—	—	—	396,691(3)	$11,511,973
Michael Kim	—	62,095(2)	$22.00	7/17/2029	—	—
	—	—	—	—	297,517(3)	$8,633,943
(1)	Market value of shares that have not vested is determined using a per-share value of $29.02, the closing price of our common stock on December 31, 2019, as reported by the New York Stock Exchange.
(2)	These options vest as to one-third of the award on each of the first three anniversaries of July 18, 2019.
(3)
Represents shares subject to restricted stock awards, which were originally scheduled vest as to 1/6 of the award in November 2019 (completed), 1/6 of the award in November 2020, 1/2 of the award in February 2021 and 1/6 of the award in November 2021, as discussed in the section titled “—Additional Narrative Disclosure Relating to Restricted Shares.”

Additional Narrative Disclosure Relating to Restricted Shares
Each NEO received restricted shares of our common stock at the time of our initial public offering in respect of their interests in our former parent company, AssetMark Holdings LLC (“LLC Units”). These shares are held by the NEOs subject to the terms of Share Restriction Agreements by and between us and each of the NEOs.
One-half of the LLC Units were scheduled to vest in three (3) equal installments on the third, fourth and fifth anniversaries of November 18, 2016, subject to the recipient’s continued employment through the applicable vesting date. Restricted shares issued in respect of these units are scheduled to vest according to the same schedule.
One-half of the LLC Units were eligible to vest over a five-year period on February 1, 2021, 2022, 2023, 2024 and 2025, subject to the recipient’s continued employment through the applicable vesting date and our satisfaction of designated performance goals relating to our internal rate of return. These performance goals were deemed to be satisfied in connection with our initial public offering. Accordingly, the restricted shares issued in respect of these units are scheduled to vest in full on February 1, 2021.
Upon a change in control (as defined in the incentive unit award agreements), while the recipient is performing services, all restricted shares under these awards would vest.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation awarded to, paid to or earned by each of our non-employee directors during the year ended December 31, 2019.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Rohit Bhagat	$65,316	—	$27,432	$92,748
Patricia Guinn	$52,074	$129,998(4)	—	$182,072
Bryan Lin	—	—	—	—
Xiaodan Liu	—	—	—	—
Ying Sun	—	—	—	—
Yi Zhou	—	—	—	—
(1)
Amounts reported in this column represent the annual cash retainers paid to certain of our non-employee directors for their service on our Board of Directors and committees during the year ended December 31, 2019. No cash retainers are paid to directors who serve on the Board of Directors to represent the interests of HTSC.

(2)
Amounts reported in this column represent the aggregate grant date fair value of each RSU award granted to the applicable non-employee director during the year ended December 31, 2019, computed in accordance with FASB ASC Topic 718. The entry for Ms. Guinn represents an initial equity award granted in connection with joining our Board of Directors. All RSUs are settled in shares of our common stock. As of December 31, 2019, Mr. Bhagat held 45,125 shares of restricted stock and Ms. Guinn held 5,909 RSUs.

(3)	The amounts reported in this column for Mr. Bhagat represents the cost of certain welfare benefits.
Our Board of Directors has adopted a director compensation policy to enable us to attract qualified directors, provide them with compensation at a level consistent with our compensation objectives and, in the case of equity-based compensation, align their interests with those of our stockholders. This policy provides annual cash retainers and equity-based compensation for certain of our non-employee directors, along with reimbursement, upon request, for all directors for reasonable travel expenses incurred in connection with attending meetings of our Board of Directors or committees as well as pre-approved out of pocket expenses to attend director continuing education events.
Under our policy, directors who are also full-time AssetMark officers or employees receive no additional compensation for serving as directors. Additionally, directors representing the interests of HTSC (currently Ms. Jiao, Mr. Lin, Ms. Sun and Mr. Zhou) do not receive compensation for serving as directors. Our independent directors are eligible to receive the following annual cash retainers, payable annually in arrears, as applicable:
•	Board Member: $65,000
•	Audit Committee Chair: $20,000
•	Compensation Committee Chair: $15,000
•	Nominating and Corporate Governance Committee Chair: $10,000
Each independent director is also eligible to receive the following equity-based compensation in the form of RSUs granted under our 2019 Equity Incentive Plan:
•	an initial grant upon joining our Board of Directors with a fair market value of $130,000, vesting in equal annual installments over three years; and
•	an annual grant with a fair market value of $130,000, vesting after one year, to be made on or about the date of our annual stockholder meeting.
During the year ended December 31, 2019, Mr. Bhagat and Ms. Guinn were eligible to receive compensation under our policy. As set forth in the table above, during the year ended December 31, 2019, the only equity award granted to our independent directors was an initial grant of RSUs with a fair market value of $130,000 made to Ms. Guinn in connection with her appointment to our Board of Directors in May 2019. This award is scheduled to vest one-third on each of the first three anniversaries of the grant date.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information about our equity compensation plans as of December 31, 2019.
Plan category	(a) Number of securities to be issued upon exercise of outstanding stock options, warrants and rights (#)	(b) Weighted-average exercise price of outstanding stock options, warrants and rights ($/share)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Equity compensation plans approved by stockholders(2)	114,044(3)	$0	4,773,647(4)
Equity compensation plans not approved by stockholders	908,775(5)	$22	—
Total:	1,022,819	$22	4,773,647
(1)	The weighted-average exercise price does not include shares to be issued in connection with the settlement of RSUs, as such awards do not have an exercise price.
(2)	Includes the 2019 Plan. See the section titled “Equity Compensation Plans” below for information on the material features of the 2019 Plan.
(3)	Represents shares of common stock issuable pursuant to RSUs granted under the 2019 Plan.
(4)	Includes shares of common stock available for future issuance under the 2019 Plan.
(5)
Represents shares of common stock issuable pursuant to certain option awards issued immediately prior to our IPO. These options are scheduled to vest in three equal installments, subject to continued service of the recipient through the applicable vesting date, on each of the first three anniversaries of July 18, 2019 and will expire on July 17, 2029.

2019 Equity Incentive Plan
We maintain a 2019 Equity Incentive Plan (the “2019 Plan”), which became effective upon the pricing of our initial public offering. The 2019 Plan provides for grants of equity-based awards to our employees and certain of our non-employee directors, consultants or advisers. Awards under the 2019 Plan may include stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance awards and other cash-based and stock-based awards. The maximum number of shares of our common stock authorized for issuance under the 2019 Plan is 4,887,691 shares. Any shares underlying awards outstanding under the 2019 Plan that are forfeited, cancelled, expired, terminated or are otherwise lapsed or settled in cash, in whole or in part, will become available for future grant under the 2019 Plan, provided that any shares underlying awards that are tendered or withheld in respect of taxes or to pay the exercise price of an award, will not become available for future grant under the 2019 Plan. The 2019 Plan is administered by our Compensation Committee.
Amendment and Termination. Our board of directors has the authority to amend, alter, suspend, discontinue or terminate the 2019 Plan, provided that no such action may be taken without stockholder approval, if the approval is necessary to comply with applicable law or stock exchange rules, or without the consent of the affected participant, if such action would materially adversely affect the rights of such participant (unless such action is taken to cause the 2019 Plan to comply with applicable laws, stock market or exchange rules and regulations or accounting or tax rules and regulations or to impose any recoupment provisions on an award).
Term of the 2019 Plan. No awards may be granted under the 2019 Plan after the earliest of (i) the 10-year anniversary of the effectiveness of the registration statement, (ii) the maximum number of shares of our common stock available for issuance under the 2019 Plan has been issued or (iii) our board of directors terminates the 2019 Plan.
Stock Option Awards
In preparation for our initial public offering in July, 2019, we issued stock options to our senior officers covering a total of 918,981 shares of our common stock. Each of these options has an exercise price of $22.00 and is subject to vesting in three equal installments on the first three anniversaries of July 18, 2019, in each case subject to the recipient’s continued service through the applicable vesting date. Each of these options terminates on July 17, 2029 or earlier after a designated period following the termination of the recipient’s employment. Each of these options is administered by our Board of Directors. Treatment of these options in connection with a change in control is at our Board of Directors’ discretion.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
From time to time, we enter into transactions in which “related persons” (as defined in Item 404 of Regulation S-K) could be deemed to have a direct or indirect material interest. Related persons include our directors and executive officers, their immediate family members and stockholders beneficially owning more than 5% of our common stock.
In connection with our IPO, we adopted a written related person transaction policy that covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships), in which we or any of our subsidiaries is or will be a participant, in which the amount involved exceeds $120,000 and in which any related person has or may have a direct or indirect material interest. Pursuant to our policy, a director or executive officer who is in any way interested in a contract or transaction with us, including through an immediate family member, will declare the nature of his or her interest to our Corporate Secretary by written notice. Such written notice must include the name of the related person, the basis on which such person constitutes a related person, the related person’s interest in the transaction with us, the approximate dollar value involved in the transaction, the approximate dollar value of the related person’s interest in the transaction and any other information regarding the transaction or the related person that could be material to the Board of Directors in light of the particular facts and circumstances. Our Corporate Secretary will present any new or proposed related person transactions to the Audit Committee, and the Audit Committee must review such transactions on an annual basis to determine whether they should be approved or continue. In reviewing the transaction, the Audit Committee will consider all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit or perceived benefit (or lack thereof) to us, the opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest in the transaction and the actual or apparent conflict of interest of the related person. The Audit Committee cannot approve or ratify a related person transaction unless it has determined that, upon consideration of all relevant information the transaction is in, or not inconsistent with, the best interests of us and our stockholders. In addition, our Corporate Standards and Code of Business Conduct and Ethics require that directors and executive officers make appropriate disclosure of potential conflicts of interest to our General Counsel, who must then notify our Nominating and Corporate Governance Committee.
Certain Related Party Transactions
We describe below transactions and series of similar transactions, since January 1, 2019 or currently proposed, in which:
•	we or any of our subsidiaries have been or will be a participant;
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing a household with, any of these individuals, had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party, other than compensation and employment arrangements, which are described where required in the sections titled “Executive Compensation” and “Director Compensation.”
In April 2016, Huatai Securities Co. Ltd. (“HTSC”), a Chinese securities group with brokerage and investment services, acquired our Company from Aquiline Capital Partners and Genstar Capital. Through the acquisition, HTSC became the ultimate parent company of our Company through its subsidiary Huatai International Investment Holdings Limited, a company organized under the laws of the Cayman Islands (“HIIHL”). HTSC, through HIIHL, owns 70.3% of our outstanding common stock, and controls our management and affairs. HTSC, as our majority stockholder, has the power, acting alone, to approve any action requiring a vote of shares representing a majority of the voting power of our outstanding common stock. As long as HTSC continues to control a majority of all outstanding shares of our common stock, it will be able to exercise control over all matters requiring approval by our stockholders, including the election of our directors and approval of significant corporate transactions. HTSC is not subject to any contractual obligation to retain any of our common stock. For purposes of the following discussion, except as stated otherwise or unless the context indicates otherwise,

“HTSC” means Huatai Securities Co., Ltd. and its subsidiaries (excluding AssetMark and its subsidiaries), “and “AssetMark,” “we,” “us,” or “our company” means AssetMark and its subsidiaries.
Credit Facility
In November 2018, we entered into a credit agreement with Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent (collectively, the “Agent”), and the lenders party thereto (the “Credit Agreement”), consisting of a $250.0 million term loan (the “Term Loan”) and a $20.0 million revolving credit facility (the “Revolver,” and together with the Term Loan, collectively, the “Credit Facility”). Our obligations under the Credit Facility were guaranteed by our immediate parent company, AssetMark Holdings LLC, and certain of our subsidiaries and were secured by substantially all of our assets, and all of the assets of AssetMark Holdings LLC and certain of our subsidiaries, subject to certain exceptions. In preparation for our IPO, on June 28, 2019, we entered into an amendment to the Credit Agreement that allowed AssetMark Holdings LLC to be released from its guarantee and collateral obligations under the Credit Agreement and the related loan documents upon its liquidation and dissolution in connection with our IPO. On July 26, 2019, we used the aggregate net proceeds to us from the IPO, together with cash on hand, to pay down $125 million of our outstanding indebtedness under the Credit Facility. As of December 31, 2019, $123.7 million remained outstanding under the Credit Facility.
Initial Public Offering
Huatai Securities (USA), Inc., an indirect subsidiary of HTSC, acted as an underwriter in our IPO. In connection with our IPO, we paid the underwriters an underwriting fee equal to the public offering price per share of common stock less the amount paid by the underwriters to us and the selling stockholder in the IPO per share of common stock. As an underwriter, Huatai Securities (USA), Inc. received an underwriting fee of $1.43 per share of our common stock that it sold. Huatai Securities (USA), Inc. sold 406,250 of the shares of the common stock sold by us in our IPO, which resulted in Huatai Securities (USA), Inc. receiving underwriting discounts and commissions of $580,937.50 from us.
In addition, as a selling stockholder in our IPO, HIIHL received aggregate gross proceeds of $128,562,500, before expenses payable by us, from its sale of shares of our common stock in the IPO.
Registration Rights Agreement
Upon the pricing our IPO, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with HIIHL. The Registration Rights Agreement grants HIIHL demand and piggyback registration rights pursuant to which HIIHL may demand that we file a registration statement or request that its shares of common stock be covered by a registration statement that we are otherwise filing. We will be required to pay the registration expenses in connection with such registrations, other than any underwriting discounts or commissions and internal administrative and similar costs of the selling stockholder.
Financial Advisory Relationship
In January, 2020 we entered into an Engagement Letter with Huatai Securities (USA), Inc. pursuant to which we agreed to engage Huatai Securities (USA), Inc., an indirect subsidiary of HTSC, as our joint financial advisor in connection with a potential acquisition. Under the Engagement Letter, we agreed to pay Huatai Securities (USA), Inc. a “success fee” of $1,000,000, contingent on the closing of the proposed acquisition. As of the date hereof, no fees have become payable or are expected to become payable under the Engagement Letter.
Limitation of Liability of Directors and Officers
Our Certificate of Incorporation provides that no director will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except as required by applicable law, as in effect from time to time. Currently, Delaware law requires that liability be imposed for the following:
•	any breach of the director’s duty of loyalty to our company or our stockholders;
•	any act or omission not in good faith or that involved intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law (the “DGCL”); and
•	any transaction from which the director derived an improper personal benefit.
Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.
As a result, neither we nor our stockholders have the right, through stockholders’ derivative suits on our behalf, to recover monetary damages against a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior, except in the situations described above. Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Indemnification and Directors’ and Officers’ Liability Insurance
Our Bylaws provide that, to the fullest extent permitted by law, we will indemnify any of our officers or directors against all damages, claims and liabilities arising out of the fact that the person is or was our officer or director, or served any other enterprise at our request as a director, officer, employee, agent or fiduciary. Amending this provision will not reduce our indemnification obligations relating to actions taken before an amendment. Further, our Certificate of Incorporation provides that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our Certificate of Incorporation also provides that we must advance expenses incurred by or on behalf of a director or officer, and that we may advance expenses incurred by or on behalf of an employee, trustee or agent, in advance of the final disposition of any civil or criminal action, suit or proceeding.
In addition, we have entered into an indemnification agreement with each of our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding.
We also maintain standard policies of insurance under which coverage is provided to our directors and officers against losses arising from claims made by reason of breach of duty or other wrongful act, and to us with respect to payments which may be made by us to such directors and officers pursuant to the above indemnification provision or otherwise as a matter of law.
At present, there is no pending litigation or proceeding for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification, under the above indemnification provisions.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders, cost savings for companies and conservation of natural resources. Householding for banks, brokerage firms or other nominee accounts is limited to accounts within the same brokerage firm or other nominee. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing AssetMark stock at two different brokerage firms, your household will receive two copies of the proxy materials, one from each brokerage firm.
A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker (if you are a beneficial owners) or AssetMark Financial Holdings, Inc. Direct your written request to Investor Relations at investorrelations@assetmark.com or to AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel, or your verbal request to Investor Relations at (925) 521-2273. You also may download a copy of any of these materials from our website at https://ir.assetmark.com and at www.proxyvote.com. If you currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at your addresses and would like to request “householding” of your communications, please contact your broker (if you are a beneficial owner) or AssetMark Financial Holdings, Inc. using the contact information in this paragraph.

OTHER MATTERS
Stockholder Proposals for Next Year’s Annual Meeting
Stockholders wishing to present proposals for inclusion in our proxy statement for the 2021 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit their proposals so that they are received by us at our principal executive offices no later than 5:00 p.m. Eastern Time on December 25, 2020. Submissions must be delivered to our Corporate Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel.
Stockholders wishing to present proposals for business, other than the nomination of persons for election to the Board of Directors, for consideration at our 2021 Annual Meeting of the Stockholders but not for inclusion in the related proxy statement must deliver the proposal in writing no earlier than February 8, 2021 and no later than 5:00 p.m. Eastern Time on March 10, 2021 to our Corporate Secretary at AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel; provided, however, that if our 2021 Annual Meeting of Stockholders is held before May 9, 2021 (30 days before the one-year anniversary of the preceding annual meeting) or after August 17, 2021 (70 days after the one-year anniversary of the preceding annual meeting), then the proposal must be received by our Corporate Secretary not earlier than the 120th day prior to such Annual Meeting and not later than 5:00 p.m. Eastern Time on the later of (i) the 90th day prior to such Annual Meeting and (ii) the 10th day following the day on which we first make a public announcement of the date of such meeting. The written proposal must comply with the requirements in our Bylaws and all applicable requirements of Rule 14a-8 promulgated under the Exchange Act, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in AssetMark’s books and records), the number of shares common stock owned of record and, if the proposal is being made on behalf of a beneficial owner of our common stock, the number of shares of common stock owned beneficially by such beneficial owner. You are advised to review our Bylaws, which are available on our website at https://ir.assetmark.com in the Governance section under Governance Documents, and which contain additional requirements and information about advance notice of stockholder proposals and director nominations.
Stockholders wishing to present nominations of persons for election to the Board of Directors must following the procedures outlined above in the section titled “Information Regarding The Board of Directors and Corporate Governance—Committees of the Board of Directors—Nominating and Corporate Governance Committee—Stockholder Recommendations and Nominations to the Board of Directors.”
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Availability of Annual Report on Form 10-K and SEC Filings
This Proxy Statement is accompanied by our 2019 Annual Report, including our Annual Report on Form 10-K for the year ended December 31, 2019. This Proxy Statement and our 2019 Annual Report are available on our website at https://ir.assetmark.com. The Annual Report on Form 10-K is also available without exhibits at https://ir.assetmark.com and with exhibits at the website maintained by the SEC at www.sec.gov. You may obtain, free of charge, a printed version of the 2019 Annual Report, including the Annual Report on Form 10-K without exhibits, upon request to AssetMark in one of the following ways:
•	E-mail AssetMark’s Investor Relations department at investorrelations@assetmark.com
•	Send your request by mail to AssetMark Financial Holdings, Inc., 1655 Grant Street, 10th Floor, Concord, California 94520, Attn: Corporate Secretary / Office of the General Counsel.

To the extent that this Proxy Statement is incorporated by reference into any other filing by AssetMark under the Securities Act or the Exchange Act, the section of this Proxy Statement entitled “Report of the Audit Committee,” to the extent permitted by SEC rules, will not be deemed incorporated in such a filing, unless specifically provided otherwise in such filing. In addition, such section will not be deemed to be soliciting material. Except as stated otherwise, all website addresses contained in this Proxy Statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the AssetMark website) identified in this Proxy Statement is not a part of, and is not incorporated by reference into, this Proxy Statement.
***
The Board of Directors knows of no other matters that will be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the share of common stock they represent on such matters in accordance with their best judgment.
By Order of the Board of Directors

Charles G. Goldman
President, Chief Executive Officer and Director
AssetMark Financial Holdings, Inc.
April 24, 2020

ASSETMARK FINANCIAL HOLDINGS, INC.
1655 GRANT STREET, 10THFLOOR
CONCORD, CA 94520

VOTE BY INTERNET - www.proxyvote.com
Before the Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions for electronic delivery of information up until 11:59 p.m. Eastern Time on Sunday, June 7, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your voting instructions up until 11:59 p.m. Eastern Time on Sunday, June 7, 2020. Have your proxy card in hand when you call and then follow the instructions

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the director nominees listed under Proposal 1:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

1a Rohit Bhagat   1b Bryan Lin

The Board of Directors recommends you vote FOR Proposal 2:

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as AssetMark Financial Holdings, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000465765_1 R1.0.1.18

AssetMark Financial Holdings, Inc.
Annual Meeting of Stockholders
June 8, 2020, 1:00 p.m. Pacific Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles Goldman with power to act without the other and with power of substitution and resubstitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the reverse side of this form, all the shares of AssetMark Financial Holdings, Inc. common stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 8, 2020, via a live webcast at www.virtualshareholdermeeting.com/AMK2020, and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

0000465765_2 R1.0.1.18

Continued and to be signed on reverse side